UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2026

Standard BioTools Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34180	77-0513190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Milk Street, 10th Floor
Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

(650) 266-6000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Termination, Waiver and Release Agreement

On July 24, 2026, Standard BioTools Inc., a Delaware corporation (the “Company”), entered into a Termination, Waiver and Release Agreement (the “Termination Agreement”) with Illumina, Inc., a Delaware corporation (“Illumina”). Pursuant to the terms of the Termination Agreement, the Company has received a payment of approximately $30 million in cash from Illumina in exchange for the waiver and release of certain earnout and royalty payment obligations and the termination of certain other agreements described below.

Pursuant to the Stock Purchase Agreement, dated June 22, 2025, by and between the Company and Illumina (the “Illumina Stock Purchase Agreement”), Illumina, among other things, agreed to make an earnout payment based upon net revenue generated from SomaScan assay services or any other SOMAmer-based assay services and sales of SOMAmer-based array kits and SOMAmer-based next-generation sequencing library preparation kits in fiscal year 2026 (such earnout payment, the “2026 Illumina Earnout”).

In connection with the closing of the transactions contemplated by the Illumina Stock Purchase Agreement, on January 30, 2026 the Company and Illumina entered into (i) a royalty agreement, pursuant to which the Company was entitled to a specified royalty stream on net revenues generated from sales of SOMAmer-based next-generation sequencing library preparation kits, (ii) a license agreement, pursuant to which Illumina provided a specified license to the Company for the intellectual property relating to Single SOMAmers for potential development and commercialization of Single SOMAmer reagents for use in singleplex affinity assays and (iii) a royalty agreement, pursuant to which the Company was entitled to a specified royalty stream on net revenues generated from sales of Single SOMAmers (clauses (i), (ii) and (iii), collectively, the “Royalty and License Agreements”).

Pursuant to the Termination Agreement, the Company agreed with Illumina to waive its rights to the 2026 Illumina Earnout and to terminate the Royalty and License Agreements.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Share and Asset Purchase Agreement

On July 28, 2026, the Company entered into a Share and Asset Purchase Agreement (the “Purchase Agreement”) with Multiplex Bio Inc., a Delaware corporation (“Multiplex Bio”). Pursuant to the Purchase Agreement, on the terms and subject to the conditions set forth therein, Multiplex Bio will acquire the mass cytometry business (the “Business”) of the Company (collectively, the “Transaction”).

Under the Purchase Agreement, the aggregate purchase price for the Transaction is $5 million, on a cash-free and debt-free basis and subject to customary adjustments contemplated by the Purchase Agreement (as so adjusted, the “Closing Payment”). The Closing Payment is payable entirely through the issuance to the Company by Multiplex Bio, at the consummation of the Transaction (the “Closing”), of a promissory note in a principal amount equal to the Closing Payment, bearing interest at a rate of 6% per annum and maturing on the fifth anniversary of the Closing. The Company will not receive cash consideration at the Closing. Pursuant to the Purchase Agreement, the Company may receive additional consideration of $5 million if Multiplex Bio consummates a qualifying sale transaction for consideration in excess of a specified dollar threshold within ten years of the Closing. Under the Purchase Agreement, Multiplex Bio is required to use reasonable best efforts to obtain a senior secured working capital loan facility, available to it after the Closing on terms reasonably satisfactory to the Company, and if Multiplex Bio is unable to obtain such financing prior to the Closing despite using such efforts, the Company must provide Multiplex Bio a working capital loan at the Closing in an amount of up to $10 million.

The Purchase Agreement contemplates that the parties will enter into certain other ancillary agreements as of the Closing, including a transition services agreement, pursuant to which the Company will provide specified services to Multiplex Bio following the Closing in connection with Multiplex Bio’s operation of the Business.

The Purchase Agreement contains customary representations, warranties and covenants by the parties, and the consummation of the Transaction is subject to customary closing conditions. Receipt of approval of the Company’s stockholders for the Transaction, as well as consummation of the Company’s pending merger with Treeline Biosciences, Inc., are also conditions to the Closing.

The Purchase Agreement contains a customary non-solicitation restriction on the Company’s ability to solicit or facilitate alternative proposals to acquire the Business, subject to a customary fiduciary out that permits the Company’s board of directors (the “Company Board”), prior to approval of the Transaction by Company stockholders, to change its recommendation or terminate the Purchase Agreement in order to accept an unsolicited competing proposal to acquire the Business that is more favorable to stockholders from a financial point of view, subject to Multiplex Bio’s notice and matching rights, if the Company Board determines in good faith (after consultation with its outside financial and legal advisors) that failing to do so would be inconsistent with its fiduciary duties.

The Purchase Agreement also provides for customary termination rights for both parties, including, among other things, the ability of each of the Company or Multiplex Bio to terminate the Purchase Agreement if the Transaction has not been consummated on or before June 30, 2027, subject to up to two automatic three-month extensions under certain specified circumstances. Upon termination of the Purchase Agreement under specified circumstances, the Company will be required to make a payment to Multiplex Bio equal to $1 million in cash (the “Termination Fee”). The Company will be required to reimburse Multiplex Bio’s reasonable out-of-pocket fees in connection with the Transaction in an amount up to $125,000 if the Transaction is not consummated prior to December 31, 2026, and up to an additional $125,000 if the Transaction is not consummated prior to March 31, 2027, with the amount of any such reimbursement to be credited against any payment of the Termination Fee.

Item 7.01	Regulation FD Disclosure.

On July 28, 2026, the Company issued a press release, announcing the transactions described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding the disposition of the Mass Cytometry business; the expected timing of the disposition of the Mass Cytometry business; the Treeline transaction; the expected timing of the closing of the Treeline transaction; the potential benefits of the Treeline transaction; the prospective performance and outlook of the combined company’s business, performance and opportunities; as well as any assumptions underlying any of the foregoing. The words “advance,” “build,” “lead,” “may,” “will,” “continue,” “commitment,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the risk that the sale of the Mass Cytometry business may not be completed in a timely manner or at all; (ii) the ability to obtain the requisite approval for the sale of the Mass Cytometry business from stockholders of Standard BioTools; (iii) the possibility that any or all of the various conditions to the consummation of the sale of the Mass Cytometry business may not be satisfied or waived; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement relating to the sale of the Mass Cytometry business; (v) the risk that the Treeline transaction may not be completed in a timely manner or at all; (vi) the ability to obtain the requisite approval for the sale of the Treeline transaction from stockholders of Standard BioTools; (vii) the possibility that competing offers or acquisition proposals will be made with respect to the Treeline business;  (viii) the possibility that any or all of the various conditions to the consummation of the Treeline transaction may not be satisfied or waived; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the Treeline transaction, including in circumstances that would require Standard BioTools to pay a termination fee or other expenses; (x) the effect of the pendency of the Treeline transaction on the parties’ ability to retain and hire key personnel, their ability to maintain relationships with customers, suppliers and others with whom they do business, their business generally or their stock price; (xi) risks related to diverting management’s attention from ongoing business operations or the loss of one or more members of the management team; (xii) the risk that stockholder litigation in connection with either the sale of the Mass Cytometry business or the Treeline transaction may result in significant costs of defense, indemnification and liability; (xiii) the parties’ ability to realize the anticipated benefits of the Treeline transaction; (xiv) the risk that the parties may assume unexpected liabilities and expenses as a result of the Treeline transaction; (xv) the risk that the potential disposition of Standard BioTools’ Microfluidics business may not be completed on favorable terms or at all; (xvi) the risk that Standard BioTools could fail to maintain the listing of its common stock on Nasdaq; (xvii) uncertainties as to the potential for development, commercialization and other benefits of any of Treeline’s product candidates; and (xviii) uncertainties as to Treeline’s anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for commencing clinical trials and announcing data and other clinical results.

For information regarding other related risks, see the “Risk Factors” section of Standard BioTools’ Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 16, 2026, Standard BioTools’ most recent Quarterly Report on Form 10-Q and Standard BioTools’ other filings with the SEC. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. These forward-looking statements speak only as of the date hereof. Standard BioTools does not assume any obligation to, and does not currently intend to, update any such forward-looking statements except as may be required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of Standard BioTools’ sale of its Mass Cytometry business and/or in respect of the Treeline transaction. In connection with the Treeline transaction and related stockholder vote, Standard BioTools has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 on July 20, 2026 that included a preliminary proxy statement and a preliminary prospectus of Standard BioTools, and that may be amended or supplemented from time to time. In connection with the disposition of the Mass Cytometry business and related stockholder vote, Standard BioTools will file a preliminary proxy statement with the SEC. This communication is not a substitute for the preliminary proxy statement, preliminary prospectus or any other document that Standard BioTools may file with the SEC or send to its stockholders in connection with the proposed transactions. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Standard BioTools.

INVESTORS AND STOCKHOLDERS OF STANDARD BIOTOOLS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS, SUPPLEMENTS AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT MATERIALS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STANDARD BIOTOOLS, TREELINE AND THE PROPOSED TRANSACTIONS. Copies of the materials filed or to be filed by Standard BioTools with the SEC may be obtained free of charge on Standard BioTools’ Investor Relations website at https://investors.standardbio.com or by contacting Standard BioTools’ Investor Relations department at ir@standardbio.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Participants in the Solicitation

Standard BioTools, Treeline and certain of their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies of Standard BioTools stockholders in connection with the proposed transactions under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Standard BioTools’ executive officers and directors who may, under SEC rules, be deemed participants in the solicitation by reading Standard BioTools’ proxy statement for its 2026 annual meeting of stockholders (including under the headings “Management and Corporate Governance,” “Executive Officer and Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” “Executive Compensation” and “Certain Relationships and Related Transactions, and Director Independence”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and Standard BioTools’ other filings with the SEC. Information regarding Treeline’s directors and executive officers who may be deemed participants in the solicitation is contained in the registration statement on Form S-4 filed by Standard BioTools. These documents are or will be available free of charge at the SEC’s website at www.sec.gov or by going to Standard BioTools’ Investor Relations website at http://investors.standardbio.com or contacting Standard BioTools’ Investor Relations department at ir@standardbio.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Termination, Waiver and Release Agreement, by and among Illumina, Inc. and Standard BioTools Inc. dated as of July 24, 2026.
99.1	Press Release, dated as of July 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2026	STANDARD BIOTOOLS INC.

	By:	/s/ Alex Kim
Name: Alex Kim
Title: Chief Financial Officer